THE PRUDENTIAL SERIES FUND, INC.

                          SUPPLEMENT, DATED MAY 3, 2000
                                       TO
                        PROSPECTUS, DATED APRIL 30, 2000


THE FOLLOWING SUPPLEMENTS VARIOUS INFORMATION CONTAINED IN THE APRIL 30, 2000 PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. ("SERIES FUND"):

On May 2, 2000, the Board of Directors (the "Board") of the Series Fund held a special meeting at which the changes discussed below were effected. In summary, the Board approved the following:


o changes to non-fundamental investment policies of certain Series Fund Portfolios; and

o    changes to the portfolio managers of certain Series Fund Portfolios; and


o a change to a non-fundamental investment policy of the High Yield Bond Portfolio that allows the Portfolio to hold common or preferred stock; and


o Series Fund management seeking the approval of those holding voting rights in the Series Fund Equity Income Portfolio regarding an amendment of that Portfolio's fundamental investment objective.

SERIES FUND CONSERVATIVE BALANCED PORTFOLIO

The Portfolio will continue to invest in a mix of equity and equity-related securities, debt obligations and money market instruments. However, the Board has directed management to change the manner in which the Portfolio's equity securities are chosen. Specifically, the Portfolio's equity holdings will mirror the holdings of the S&P 500 Composite Stock Price Index. In addition, the Portfolio will increase its typical weighting in equity securities. Formerly, the Portfolio typically maintained an equity/fixed income/money market allocation of 35%/35%/30%, respectively. Management will change these typical weightings to 50%/40%/10%, respectively.

The new portfolio management team consists of Mark Stumpp, John Moschberger, and Michael Lenarcic. Michael Lenarcic, a new member of the team, is a Managing Director within Prudential's Quantitative Management team. He is a member of the Balanced Portfolio Management team and President of PTC Services. He manages single client accounts--including a large public employee retirement fund--and co-manages two commingled pension asset management accounts. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from


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Harvard University. The Corporate Team, headed by Steve Kellner, continues to be responsible for the day-to-day management of the fixed income portion of the Portfolio.

SERIES FUND EQUITY PORTFOLIO

The Equity Portfolio will continue to invest primarily in common stocks of major, established corporations as well as smaller companies that appear to offer attractive prospects of appreciation. However, the Board has directed management to no longer operate this Portfolio in a predominantly value style. Instead, the Equity Portfolio will change its investment emphasis to a hybrid of value and growth, under a style known as "large cap blend."

Phil Schettewi joins Tom Jackson as co-manager of this Portfolio. Philip J. Schettewi, CFA, was appointed to the position of Head of Public Equity of Prudential Global Asset Management (PGAM) in October, 1999. In this role, Mr. Schettewi is responsible for setting the vision and strategic direction for the equity group, overseeing more than $100 billion of assets under management. Prior to joining PGAM, Mr. Schettewi was a Managing Partner, Director and CIO for Loomis, Sayles & Company. From 1984 to 1990, Mr. Schettewi was a Vice President and Senior Portfolio Manager for the Harris Bank in Chicago, Illinois. Mr. Schettewi graduated from the University of Maryland with a B.A. in economics in 1980 and has completed graduate course work at George Washington University. Mr. Schettewi holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.

SERIES FUND EQUITY INCOME PORTFOLIO

The Equity Income Portfolio's investment objective is both current income and capital appreciation. The Board has directed management to seek the approval of those having voting rights in the Portfolio. Specifically, management will be issuing proxy materials that seek approval to change the investment objective to that of seeking "capital appreciation." Effective immediately, we will manage the Portfolio according to a large capitalization value style. If we obtain approval of those having voting rights, we generally intend to (i) cease pursuing investments for their income potential and (ii) make a corresponding change to the Portfolio's name.


Thomas Kolefas, CFA, a Managing Director of Prudential Investments, will begin managing the Portfolio effective May 8, 2000. Mr. Kolefas was previously employed by Loomis Sayles & Co., L.P., where he was a senior portfolio manager and led a team managing large- and mid-cap value equity assets, including mutual fund portfolios, for four years. He earned a B.S. from Cooper Union School of Engineering and an M.B.A. from New York University. He also holds a Chartered Financial Analyst (CFA) designation.


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SERIES FUND FLEXIBLE MANAGED PORTFOLIO

The Flexible Managed Portfolio will continue to invest in a mix of equity and equity-related securities, debt obligations and money market instruments. However, the Board has directed management to change the manner in which the Portfolio's equity securities are chosen. Specifically, we will select the Portfolio's equity holdings according to an "enhanced index" style. We will use the S&P 500 Composite Stock Price Index as the benchmark index in this regard. The portfolio managers will utilize a quantitative approach in seeking to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. To that end, the Portfolio will hold a representative sample of the securities in the benchmark index and will over-weight or under-weight selected securities based upon proprietary quantitative models. The portfolio managers will try to control the risk of significantly underperforming the benchmark index by keeping size and industry weightings relatively close to those in the benchmark.

The new portfolio management team for this Portfolio consists of Mark Stumpp, John Moschberger, and James Scott. James Scott, a new member of this team, is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of Prudential Investments. He has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott has 24 years of investment experience. He received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. The Corporate Team, headed by Steve Kellner, continues to be responsible for the day-to-day management of the fixed income portion of the Portfolio.

SERIES FUND HIGH YIELD BOND PORTFOLIO


Formerly, the Series Fund prospectus provided that the High Yield Bond Portfolio "will not invest in common stocks, except when they are included as part of a debt security." On occasion, the Portfolio may desire to directly hold equity securities. For example, an issuer of a bond held by the Portfolio may offer the Portfolio the opportunity to exchange the bond for the issuer's common or preferred stock. At its May 2, 2000 meeting, the Board amended the above-quoted investment policy to allow the Portfolio to hold or acquire equity securities. However, the Board did not alter the Portfolio's basic mandate to invest at least 80% of total assets in high-yield bonds.